Offerings - Offering: 1	Feb. 26, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 93,323,316.62
Fee Rate	0.01531%
Amount of Registration Fee	$ 14,287.80
Offering Note	The fee of $14,287.80 was paid in connection with the filing of the Schedule TO-I by Pomona Investment Fund (File No. 005-89919) on September 22, 2025 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.

Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of the Fund as of December 31, 2025.